Financial Instruments and Financial Risk Management - Summary of Amounts Increased (Decreased) Equity and Net Income or Net Loss due to 1% Change in Interest Rates (Details) - Interest on Variable Rate Instrument - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
1% Increase
Disclosure Of Financial Instruments [Line Items]
Increased (decreased) equity and net income or net loss by one percentage change in interest rates	$ 0	$ (4,156)
1% Decrease
Disclosure Of Financial Instruments [Line Items]
Increased (decreased) equity and net income or net loss by one percentage change in interest rates	$ 0	$ 4,156